Prospectus Supplement	February 9, 2023

Putnam Fixed Income Absolute Return Fund

Prospectuses dated February 28, 2022

The Putnam RetirementReady Funds (the “RR Funds”) currently invest in the fund, among other Putnam funds. As part of a repositioning of the RR Funds (the “RR Funds Repositioning”) expected to occur on or about February 10, 2023, each RR Fund will redeem its entire investment in the fund (and all of the other underlying Putnam funds in which the RR Fund invests at the time of the RR Funds Repositioning).

The RR Funds Repositioning (and, specifically, the RR Funds’ redemption of their investments in the fund), paired with the operation of the fund’s negative performance adjustment, is expected to result in a meaningful reduction in the management fee paid by the fund. This is because the RR Funds’ redemption of their investments in the fund is expected to significantly reduce the fund’s net assets, meaning that the dollar amount of the fund’s base management fee (0.60% of monthly net assets) following the RR Repositioning is expected to be reduced proportionately. However, the fund’s performance adjustment is determined by applying the performance adjustment rate to the fund’s average net assets over the 36-month performance period. The RR Funds Repositioning is expected to result in the fund’s monthly net assets declining significantly, but this will have only a very small impact on the fund’s average net assets over the 36-month performance period. This means that anticipated negative performance adjustment amounts will be larger relative to the base management fee than was the case before the RR Funds Repositioning. Accordingly, the redemption will result in a decrease in effective management fee rate for the fund shareholders relative to the current management fee rate. The tables below reflect the anticipated annual fund operating expenses of the fund as of February 10, 2023 (following the redemption of the RR Funds’ investments in the fund) and will replace, in its entirety, corresponding tables in the fund’s prospectus effective February 10, 2023.

Annual fund operating expenses

(expenses you pay each year as a percentage of the value of your investment)
Share class	Management fees†	Distribution and service (12b-1) fees	Other expenses=	Total annual fund operating expenses
Class A	0.47%	0.25%	0.00%	0.72%
Class B	0.47%	0.45%	0.00%	0.92%
Class C	0.47%	1.00%	0.00%	1.47%
Class P	0.47%	—	0.00%	0.47%
Class R	0.47%	0.50%	0.00%	0.97%
Class R6	0.47%	—	0.00%	0.47%
Class Y	0.47%	—	0.00%	0.47%

†	Management fees are subject to a performance adjustment. The fund’s base management fee is subject to adjustment, up or down, based on the fund’s performance relative to the performance of the ICE BofA U.S. Treasury Bill Index plus 300 basis points. Estimated as of February 28, 2022 but reflecting the redemption of the Putnam RetirementReady Funds’ investments in the fund (anticipated to occur on or around February 10, 2023). For the most recent fiscal year, the fund’s base management fee prior to any performance adjustment was 0.60%.

=	Other expenses are less than 0.01%.

Example

The following hypothetical examples are intended to help you compare the cost of investing in the fund with the cost of investing in other funds. It assumes that you invest $10,000 in a fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each year and that each fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Share class	1 year	3 years	5 years	10 years
Class A	$297	$450	$617	$1,099
Class B	$194	$293	$509	$1,074
Class B (no redemption)	$94	$293	$509	$1,074
Class C	$250	$465	$803	$1,554
Class C (no redemption)	$150	$465	$803	$1,554
Class P	$48	$151	$263	$591
Class R	$99	$309	$536	$1,190
Class R6	$48	$151	$263	$591
Class Y	$48	$151	$263	$591

Shareholders should retain this Supplement for future reference.

332880– 2/23